Fees Summary	Jun. 13, 2025 USD ($)
Fees Summary [Line Items]
Previously Paid Amount	$ 9,186.00
Total Fee Amount	9,186.00
Total Transaction Valuation	60,000,000.00
Total Offset Amount	0.00
Net Fee	$ 0.00